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                                                                    EXHIBIT 23.2

                          INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Registration Statement of CE Generation, LLC on Form S-4 of our report dated January 28, 1999 (February 22, 1999 as to the first paragraph in Note 1), appearing in the Prospectus, which is part of this Registration Statement.

We also consent to the reference to us under the heading "Experts" in such Prospectus.

DELOITTE & TOUCHE LLP

Omaha, Nebraska
October 22, 1999